UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 15, 2004

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088

(State or other jurisdiction of) incorporation	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(215) 557-4630

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE
PRESS RELEASE

Item 8.01. Other Events.

     On October 15, 2004, Sovereign Bank, a subsidiary of Sovereign Bancorp, Inc., issued two press releases discussing Sovereign Bank’s leadership structure within its New England and Mid-Atlantic regions. The press releases are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are furnished herewith:

99.1	Press Release, dated October 15, 2004, of Sovereign Bank

99.2	Press Release, dated October 15, 2004, of Sovereign Bank

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: October 15, 2004	/s/ James D. Hogan
James D. Hogan
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release, dated October 15, 2004, of Sovereign Bank.
99.2	Press Release, dated October 15, 2004, of Sovereign Bank.